UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, NE 68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/12

Item 1.  Reports to Stockholders.

PTA	PTA COMPREHENSIVE ALTERNATIVES FUND

Annual Report

April 30, 2012

1-888-899-2726

www.PreservationTrust.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

PTA COMPREHENSIVE ALTERNATIVES FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2012

Dear Fellow Shareholder,

We are pleased to present the first annual report for the PTA Comprehensive Alternatives Fund (“the Fund) for your information.  We appreciate the confidence and trust you have placed with us.

On November 1, 2011, Preservation Trust Advisors (“PTA”) became the Investment Manager to the Bull Path Long Short Fund, an alternative long-short strategy, and simultaneously converted it to PTA Comprehensive Alternatives Fund, a more broadly conservative multi-alternatives strategy (same tickers:  BPFIX, BPFAX, BPFCX).  We ask investors to be cognizant that the predecessor fund’s historical record is also reflected throughout this report.

While the PTA Comprehensive Alternatives Fund is relatively new, the PTA team is very experienced and in 2009 was nominated by Institutional Investor Magazine as one of four globally “Best Emerging Managers of the Year” at the Seventh Annual Hedge Fund Industry Awards.  Further, all of PTA’s current selected sub-advisors each have over ten years experience managing their respective specialist strategies and their firms represent in aggregate over $15 billion in assets under management.

The goal of the Fund is to provide a comprehensive conservative liquid alternatives allocation through access to exclusive best-in-class private alternatives investment managers. The Fund is seeking to provide investors absolute returns, low volatility and low correlation to traditional financial market indices, with increased diversification and daily liquidity and transparency.

The Fund is one of a very few mutual funds, if not uniquely the only one, with:   1) the goal to provide access to exclusive private alternatives investment managers including CTAs (managed futures and currency strategies), combined into one comprehensive fund accessible to any mutual fund investor and 2), overall portfolio oversight by a CIO with previous direct multi-fund alternatives experience at the CIO level.

PTA recommends that investment professionals view an investment in the Fund as a long-term core allocation due to its conservative mandate and total portfolio toolkit goal of generating absolute returns, increasing diversification and lowering volatility for institutional and retail portfolios.  PTA’s team is dedicated and energized by this mission.  The Fund’s CIO lives less than a five minute walk from our offices in the heart of San Francisco’s Financial District.

PTA believes it is making good progress in its mission to provide a valuable investment tool that assists in a credible response to current global market conditions. These market conditions as we saw them in the first quarter of 2012 are as follows:

0954-NLD-6/27/2012

Investment Outlook

1. Global Economy

Economic data released during the first quarter of the year confirmed that the long-hoped for recovery in global growth is still missing. The IMF has reduced its forecast for global growth in 2012 to -0.5%. The World Bank figure is only slightly stronger at +0.5%. Since the developing economies are still recording growth rates which, though lower than in recent years, are still firmly positive, the outlook for the G3 developed economies is gloomy indeed, particularly after the unprecedented monetary stimulus they have received.

In the USA, figures for house prices, hours worked, durable goods orders and much else, were all disappointing.  Households appear to have dipped into savings to finance the minor spending splurge over Christmas (which encouraged hopes that consumption, the major driver (65%) of the economy was back on track) but have now reverted to building their savings back and paying off further their credit card debt. The latter is still way above any historical or reasonable proportion of income. Headline unemployment dropped over the quarter to 8.3% but, as is well known, this figure excludes various categories of unemployed worker; the truer figure is above 16% and the pick-up in job growth is barely equal to the number of new entrants into the job market. Economic data give no reason to expect a significant fall in unemployment before the election. The economic outlook remains therefore, at best, mixed.

A factor which is starting to loom over the US economy is the scheduled lapsing in 2013 of the tax cuts enacted by President George W Bush. Expiration of these cuts will amount to a hit to the US economy of more than 5%.  While the elimination of these cuts would undoubtedly help Federal revenues and the necessary move towards a balanced budget, it will also hit an economy which is still weak and still deleveraging.

The crisis in the Eurozone shows no realistic signs of solution. A second tranche of long-term funding by the ECB was taken up fully by Eurozone banks and brought to more than Euros 1 trillion the liquidity injected into the Eurozone financial market. The hoped-for result was that banks would resume lending into the Eurozone economy and spur the desperately needed recovery. This is not happening. On the contrary, the banks are simply redepositing their borrowings with the ECB. Bank credit within the EZ continues to fall and many major banks (e.g. BNP Paribas) are reducing their balance sheets and correspondingly cutting their lending rather than increasing it. Yields on Eurozone sovereign bonds fell following the ECB financing but have now begun to climb again with yields for both Italy and Spain above 5%, a rate which is far above a sustainable level. Sovereign debt levels are now approaching or exceeding the crisis level of 100% of GDP. All these moves were reflected in data showing the EZ moving into recession in the first quarter and unemployment, except in Germany, rising to record levels.

It is becoming increasingly clear that the crisis is starting to polarize the members of the Eurozone into two opposing groups, with Germany and the so-called Northern Bloc on one side, still enjoying relatively comfortable economic conditions (although the Dutch are wavering), and the peripheral, 'Club Med' economies (which France, with a structurally weak and weakening economy, looks destined to join) in dire economic straits which are becoming steadily worse.  60% of German exports are, or have been, to other members of the EZ. An open clash on policy looks more and more probable, particularly with major elections coming up in France (where Nicolas Sarkozy has already started to strike a strong anti-euro note) and Greece. In Italy opinion polls, is a surprising reversal, now show that Mario Monti is very unpopular, with 2/3 of the population opposing his proposed labor reforms. There are also signs (through the inter-member clearing mechanism of the ECB) of accelerating capital flight from Italy, Spain and Greece. As the OECD, among others, have confirmed, ‘The crisis is far from over'. The risk of a disorderly

0954-NLD-6/27/2012

unraveling is growing; the debts of the Club Med countries, and correspondingly of the German, French and other Eurozone member banking systems, are simply too large.

Recent data from China give evidence, there too, of a gradually weakening economy. The official figure for growth in 2012 has been cut to 7.5% from the earlier 8%. While official figures from China must be taken with some reserve, this slow-down has received circumstantial confirmation from other quarters. The South China Morning Post, the premier business paper in Hong Kong, reported that 40% of the members of the Hong Kong Small and Medium Enterprises Association planned to close their factories in the Pearl River Delta area as a result of 'skyrocketing rentals and labor costs'. House and real estate prices continue to slump, putting pressure on both the banks, which financed the construction, and municipal authorities, which have typically raised much of the revenue from land sales.

The problem facing China is well known and has just been spelled out in detail by the World Bank in a report prepared in conjunction with the Development Research Center of China's State Council. The country urgently needs to shift the burden of economic growth away from exports to domestic consumption and from the public to the private sector. As noted before, the difficulty the Chinese authorities face in achieving this is to adapt the centrally-controlled policy levers available to them, which served well as they relied on cheap exports for growth, to generate, encourage and manage a dispersed, diversified market economy.

With a major change in leadership coming up, there is also political uncertainty to add to the mix. The recent mysterious events surrounding the toppling of Bo Xilai, the prominent mayor of the large provincial city of Chongqing, suggest that the policy shift from controlled exports to a consumption-led economic model may fall foul of conflicts between powerful reactionary groups with strong vested interests in preserving the status quo. If China does slow down sharply, the effect will be felt right across the Far East and in Australia, hitherto economically joined at the hip to China.  Finally, there is evidence of accelerating capital flight in spite of the country's capital controls.

In Japan, after some mildly encouraging growth figures for the last quarter of 2011, recent data confirm, yet again, a relapse into deflation.  The country recorded an overall trade deficit for 2011 and, in January, its biggest ever monthly current account deficit for more than 25 years, in spite of a fall in the value of the yen, providing further evidence of both the global slowdown and the fundamental shift underway in the world's trade structure.

Among the developing economies, too, growth, though still solidly positive (and well exceeding growth in the G3) is slowing. India continues to struggle with inflation and a growing current deficit. Brazil has been particularly vulnerable to the global slowdown and growth fell from 7.5% in 2010 to 2.7% last year. Both countries urgently need to reduce the red tape which has long stifled enterprise and reduced their competitiveness.

Our overall global outlook for the global economy therefore remains cautious. With the developed economies still facing a prolonged period of debt-deleveraging, Europe entering recession and growth remaining weak in Japan and lackluster in the USA, we continue to believe that the optimism which has prevailed in financial markets since the turn of the year is founded on the enormous amounts of extra-cheap money thrown at these economies by their central banks and that it will before long give way to a more realistic view.

2.  Global Equity Markets

In the first quarter global equity markets, having gained 7% in the final quarter of 2011, continued to move ahead, adding a further 11%, encouraged by comments from the Federal Reserve casting doubt on the strength of the US recovery and

0954-NLD-6/27/2012

confirming that its low interest rate regime would consequently be prolonged. Both developed and developing country stock markets participated in the move. The deteriorating situation in the Eurozone is simply being   ignored.

As noted before, there is next to no evidence that the massive injections of liquidity are generating any economic recovery; its effect has simply been to inflate the price of financial assets, as indeed it did in 1999-2000. In the US, the price-earnings ratio, adjusted to take account of cyclical swings, has now reached 22. This level is far in excess of its historical average of 16.4, reflecting the recent exceptional profitability of US firms.  It is also noteworthy that volume on the New York Stock Exchange has been the lowest for 20 years and the data confirm that retail investors still distrust the market and the economy and are moving out of equities and into bonds (and gold). Corporate profitability is likely to revert, as usual, to its historical mean, particularly given the present slowdown in global growth and equity markets, therefore, look to be due to fall, perhaps significantly.

3.  Interest Rates/Bond Markets

The rebound in yields in the US Treasury market continued, the 10-year rising from 1.89% to 2.21%. In the Eurozone, on the other hand, the 10-year Bund yield fell from 1.84% to 1.79%.  As noted, the yields on the 10-year debt of Italy and Spain rose back above 5% and if maintained at this level, will induce default.

Again, developing economy bonds (e.g. Brazil), in local rather than major currencies, continue to look attractive as recent tightening measures to control inflation give way to easier conditions to encourage growth.

4.  Currencies

The US$ mostly weakened during the first quarter as investors adopted a more relaxed, 'risk-on' stance. The Euro recovered from 1.2960 to 1.3343 against the US$ and the Swiss Franc from 0.9372 to 0.9027. However, the Yen fell approximately 7% against the US$, in reaction to statements from the Bank of Japan and the unprecedented trade deficit. Both the Yen and the Swiss Franc have again confirmed their intention to prevent their currencies from re-assuming their historical safe-haven roles.

As noted before, all countries are looking to protect their exports in the context of a slowing global economy. Our cautious outlook for global financial markets leads us to expect the US$ to be stronger as the year proceeds.

5.  Commodities

Gold gyrated, rising to $1,780 from the year-end price of $1,565 and then falling back to finish the quarter at $1,665. Silver recovered from $28.18 to $32.40.  The precious metals markets continue to fluctuate to reflect investor expectations of future inflation or deflation. Central banks have become net buyers rather than sellers of Gold, with any selling arising from the long-standing Central Bank Selling Agreement between the G3 central banks now well offset by purchases by the developing countries. As noted, demand for gold from China, where individuals can buy gold freely, is sky-rocketing, encouraged by deposit interest rates below the rate of inflation, continuing falls in the property market and growing wariness as to the country's ability to maintain its high growth rate.

That said, we have become increasingly skeptical that the global economy will stage any recovery at the rate still expected by the markets. The historical experience of financial markets after a debt implosion is that recovery takes many years. The strong performance of global equity markets on very light volume and propelled by abundant liquidity rather than a solid prospect of good earnings looks to us very fragile. Furthermore there are at least three major elephant traps around:

0954-NLD-6/27/2012

first, the Eurozone crisis is far from being resolved and will return to shake global confidence; secondly, China's ability to transform its economic structure in a timely and controlled manner is uncertain; and finally Israel may take unilateral military action against Iran in the near future, though we believe it not to be likely. A disorderly outcome of any of these major problems would have a very severe impact on global markets.

Our expectations are therefore more deflationary than inflationary and we consequently see the gold price likely to be weaker rather than stronger for the time being.

Oil (West Texas Intermediate) advanced further to $103 from $99. The storage problems at the Cushing hub have led for some time to a wide disparity between the prices of WTI and Brent marker oil with the price of the latter now above $125. This level is a truer indication of the global price of oil and at this level it starts to impact consumption and economic growth for countries with high energy import bills (e.g. Japan, France, and Germany). Again, we expect the price to remain firm longer-term since demand from China and India will continue to expand.

The price of Agricultural Commodities was little changed over the quarter. As before, we continue to expect this sector to attract investor interest based on strong long-term growth in demand.

6.  Investment Focus: Alternative Trading and Arbitrage Strategies, Global Equities

As these reports have for some while indicated, we expect the present uncertain investment environment to persist. The world has entered a more complicated period, geopolitically, economically and financially, and the chances of some major destabilizing event have risen. There now also seem to be grounds for expecting in addition a deterioration of investor sentiment in global financial markets, springing mainly from the persistently disappointing economic recovery.

In these circumstances, we continue to prefer a diversified range of alternative investment strategies as a core addition to portfolios, offered through the Fund’s mutual fund exposure to a select group of specialist hedge fund strategies that when combined seek to provide absolute returns, increase diversification and reduce volatility. The liquid conservative alternative strategies we favor, while not totally immune from major market upsets, are generally low-correlated to other asset classes. The goal of the Fund is to assist in creating a portfolio more reliable and durable than reliance on equity or bond markets by themselves.

Christopher R. Wolf

Chief Investment Officer

Preservation Trust Advisors, LLC

0954-NLD-6/27/2012

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO REVIEW
April 30, 2012

The Fund's performance figures* for the year ending April 30, 2012, compared to its benchmark:
	One Year	Five Year	Inception - April 31, 2012

PTA Comprehensive Alternatives Fund Class I	-8.18%	-4.11%	5.69%	(1)
S&P 500 Total Return Index	4.76%	1.01%	7.49%	(2)
PTA Comprehensive Alternatives Fund Class A	-8.44%	n/a	-1.66%	(3)
PTA Comprehensive Alternatives Fund Class A - with load	-13.72%	n/a	-3.64%	(3)
PTA Comprehensive Alternatives Fund Class C	-9.14%	n/a	-2.41%	(3)
S&P 500 Total Return Index	4.76%	1.01%	17.83%	(4)

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-888-899-2726.

(1) Inception date is October 1, 2002.  Performance data reflects The PTA Comprehensive Alternatives Fund's predecessor limited investment partnership and is net of management fees and other expenses, but does not include the effect of the performance fee.  The predecessor partnership's performance is only for the periods before the Fund's registration statement was effective, which was May 29, 2009.  During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

(2) Return is as of the Class I inception date of October 1, 2002.
(3) Inception date is May 29, 2009.
(4) Return is as of the Class A and Class C inception date of May 29, 2009.

Top Holdings by Industry	% of Net Assets
Exchange Traded Funds - Alternative Investments	6.8%
REITS	3.2%
Oil & Gas	3.1%
Healthcare Services	3.0%
Diversified Financial Services	2.5%
Lodging	1.8%
Telecommunications	1.8%
Retail	1.6%
Semiconductors	1.4%
Other, Cash & Cash Equivalents	74.8%
100.0%

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS
April 30, 2012
Shares		Value

	COMMON STOCKS - 3.1%
	BANKS - 0.9%
1,000	J.P Morgan Chase & Co.	$ 42,980

	LODGING - 1.2%
1,000	Las Vegas Sands Corp.	55,490

	TELECOMMUNICATIONS - 1.0%
1,650	Vodafone Group PLC - ADR	45,903

	TOTAL COMMON STOCKS (Cost - $134,859)	144,373

	EXCHANGE TRADED FUNDS - 8.3%
	ALTERNATIVE INVESTMENTS - 6.8%
24,272	Arbitrage Fund (The)	318,698

	DEBT FUNDS - 0.5%
2,577	FX Strategy Fund (The)	26,108

	EQUITY FUNDS - 1.0%
700	Powershares QQQ Trust Series 1	46,732

	TOTAL EXCHANGE TRADED FUNDS (Cost - $388,878)	391,538

Principal
	CONVERTIBLE NOTES - 18.5%
	AUTO MANUFACTURES - 0.8%
$ 30,000	Navistar International Corp., 3.000%, 10/15/2014	30,937
5,000	Wabash National Corp., 3.375%, 5/1/2018	5,137
		36,074
	AUTO PARTS & EQUIPMENT - 0.6%
30,000	Meritor, Inc., 4.625%, 3/1/2026	26,887

	BUILDING MATERIALS - 0.5%
25,000	Cemex SAB de CV, 4.875%, 3/15/2015	22,625

	COMMERCIAL SERVICES - 0.6%
20,000	PHH Corp., 6.000%, 6/15/2017	29,392

	DISTRIBUTION / WHOLESALE - 1.3%
25,000	WESCO International, Inc., 6.000%, 9/15/2029	61,250

	DIVERSIFIED FINANCIAL SERVICES - 1.5%
50,000	Knight Capital Group, Inc., 3.500%, 3/15/2015	48,562
15,000	National Financial Partners Corp., 4.000%, 6/15/2017	19,929
		68,491
	ELECTRICAL COMPONETS & EQUIPMENT - 1.2%
50,000	General Cable Corp., 4.500%, 11/15/2029	54,097

	ENVIRONMENTAL CONTROL - 0.6%
25,000	Covanta Holding Corp., 3.250%, 6/1/2014	28,281

	HEALTHCARE - PRODUCTS - 0.5%
25,000	West Pharmaceutical Services, Inc., 4.000%, 3/15/2047	24,000

See accompanying notes to financial statements.
PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2012
Principal		Value
	HEALTHCARE - SERVICES - 1.6%
$ 50,000	Brookdale Senior Living, Inc., 2.750%, 6/15/2018	$ 47,125
25,000	LifePoint Hospital, Inc., 3.500%, 5/15/2014	25,969
		73,094
	INTERNET - 1.0%
35,000	VeriSign, Inc., 3.250%, 8/15/2037	46,769

	LODGING - 0.6%
25,000	MGM Resorts International, 4.250%, 4/15/2015	26,469

	MEDIA - 0.9%
50,000	Liberty Interactive LLC, 3.250%, 3/15/2031	43,568

	MINING - 0.6%
40,000	Sterlite Industries Ltd., 4.000%, 10/30/2014	37,350

	OIL & GAS - 0.6%
35,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	30,363

	REITS - 1.0%
40,000	Annaly Capital Management, Inc., 4.000%, 2/15/2015	47,205

	RETAIL - 1.6%
35,000	Regis Corp., 5.000%, 7/15/2014	46,688
20,000	Sonic Automotive, Inc., 5.000%, 10/1/2029	29,125
		75,813
	SEMICONDUCTORS - 1.4%
50,000	Microchip Technology, Inc., 2.125%, 12/15/2037	65,780

	TELECOMMUNICATIONS - 0.8%
25,000	Virgin Media, Inc., 6.500%, 11/15/2016	37,813

	TRANSPORTATION - 0.8%
45,000	DryShips, Inc., 5.000%, 12/1/2014	36,900

	TOTAL CONVERTIBLE NOTES (Cost - $864,654)	872,221

Shares
	PREFERRED STOCKS - 11.8%
	AGRICULTURE - 0.8%
375	Bunge Ltd., 4.875%	35,813

	AIRLINES - 0.7%
1,000	Continental Airlines Finance Trust II, 6.000%, 11/15/2030	34,438

	BANKS - 0.8%
22	Bank of America Corp., 7.250%	21,428
15	Wintrust Financial Corp., 5.000%	15,562
		36,990
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
1,050	AMG Capital Trust II, 5.150%, 10/15/2037	45,084

	GAS - 0.7%
900	CenterPoint Energy, Inc., 2.000%, 9/15/2029	33,638

	HEALTHCARE - SERVICES - 1.4%
65	HealthSouth Corp., 6.500%	66,789

See accompanying notes to financial statements.
PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2012
Shares		Value
	INSURANCE - 0.9%
665	Metlife, Inc., 5.000%, 10/8/2014	$ 45,745

	OIL & GAS - 2.5%
125	Energy XXI Bermuda Ltd., 5.625%	48,984
550	SandRidge Energy, Inc., 8.500%	66,804
		115,788
	PHARMACEUTICALS - 0.8%
800	Omnicare Capital Trust, 4.000%, 6/15/2033	37,040

	REITS - 2.2%
2,000	Alexandria Real Estate Equities, Inc., 7.000%	52,140
1,000	Health Care REIT, Inc., 6.500%	53,540
		105,680

	TOTAL PREFERRED STOCK (Cost - $546,832)	557,005

	SHORT-TERM INVESTMENTS - 97.9%
	MONEY MARKET FUNDS - 66.1%
633,807	AIM STIT - Liquid Assets Portfolio, 0.02% **	633,807
1,195,636	AIM TFIT - Tax-Free Cash Reserve Portfolio, 0.00% **	1,195,636
653,013	Dreyfus Cash Management Plus, Inc., 0.07% **	653,014
633,807	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.20% **	633,807
		3,116,264
	US TREASURY OBLIGATIONS - 31.8%
1,498,000	United States Treasury Bill, 0.000%, due 11/15/2012 +	1,497,231

	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,613,495)	4,613,495

	TOTAL INVESTMENTS - 139.6% (Cost - $6,548,718)(a)	$ 6,578,632
	SECURITITIES SOLD SHORT - (20.6)%	(969,547)
	OTHER LIABILITIES LESS ASSETS - (19.0)%	(897,127)
	NET ASSETS - 100.0%	$ 4,711,958

	SECURITIES SOLD SHORT - (20.6)%
147	Affiliated Managers Group, Inc.	$ 16,702
350	Alexandria Real Estate Equities, Inc.	26,222
1,725	Annaly Capital Management, Inc.	28,152
22	AOL, Inc.	551
24	Bank of America Corp.	195
1,200	Brookdale Senior Living, Inc.	22,812
250	Bunge Ltd.	16,125
264	CBS Corp.	8,804
1,400	Cemex SAB de CV	10,122
239	Chesapeake Energy Corp.	4,407
900	Covanta Holding Corp.	14,445
3,321	DryShips, Inc.	10,494
1,050	Energy XXI Bermuda Ltd.	39,564
1,160	General Cable Corp.	34,150
550	Health Care REIT, Inc.	31,163
1,490	HealthSouth Corp.	33,361
1,000	Knight Capital Group, Inc.	13,140
200	LifePoint Hospitals, Inc.	7,804
660	Meritor, Inc.	4,297
975	MetLife, Inc.	35,129
700	MGM Resorts International	9,394
See accompanying notes to financial statements.
PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2012
Shares		Value
	SECURITIES SOLD SHORT - (20.6)% (Continued)
1,664	Microchip Technology, Inc.	$ 58,806
1,020	National Financial Partners Corp.	15,045
300	Navistar International Corp.	10,185
600	Omnicare, Inc.	20,904
1,330	PHH Corp.	20,615
1,659	Regis Corp.	30,443
5,500	SandRidge Energy Inc	43,945
1,000	Scripps Networks Interactive, Inc.	50,220
1,225	Sonic Automotive, Inc.	20,604
5,400	Financial Select Sector SPDR Fund	83,268
1,000	Starwood Hotels & Resorts Worldwide, Inc.	59,200
429	Sterlite Industries India Ltd.	3,513
63	Time Warner Cable, Inc.	5,068
256	Time Warner, Inc.	9,590
600	United Continental Holdings, Inc.	13,152
900	VeriSign, Inc.	36,999
264	Viacom, Inc.	12,247
1,100	Virgin Media, Inc.	27,016
314	Wabash National Corp.	2,628
800	WESCO International, Inc.	53,113
335	West Pharmaceutical Services, Inc.	15,042
302	Wintrust Financial Corp.	10,911
	TOTAL SECURITIES SOLD SHORT (Proceeds - $909,837)	$ 969,547

* Non-Income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2012
+ All or a portion of the security is segregated as collateral for securities sold short.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (including securities sold short) is $5,640,538 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 47,589
	Unrealized depreciation:	(79,042)
	Net unrealized depreciation	$ (31,453)

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2012

ASSETS
Investment securities:
At cost	$ 6,548,718
At value	$ 6,578,632
Cash held as collateral	1,166,285
Receivable due from Advisor	51,461
Receivable for securities sold	36,810
Dividends and interest receivable	8,706
Prepaid expenses & other assets	26,760
TOTAL ASSETS	7,868,654

LIABILITIES
Securities sold short at value (Proceeds, $909,837)	969,547
Payable for fund shares redeemed	1,066,870
Variation margin payable	1,026,497
Payable for securities purchased	64,836
Fees payable to other affiliates	9,577
Accrued expenses and other liabilities	19,369
TOTAL LIABILITIES	3,156,696
NET ASSETS	$ 4,711,958

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 5,831,264
Undistributed net investment loss	(31,725)
Accumulated net realized loss from investments and securities sold short	(1,057,785)
Net unrealized appreciation (depreciation) on:
Investments	29,914
Securities sold short	(59,710)
NET ASSETS	$ 4,711,958

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 624,361
Shares of beneficial interest outstanding	38,648
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$ 16.16
Maximum offering price per share (maximum sales charge of 5.75%)	$ 17.15

Class C Shares:
Net Assets	$ 55,250
Shares of beneficial interest outstanding	3,497
Net asset value (Net Assets ÷ Shares Outstanding) and offering price per share (a)	$ 15.80

Class I Shares:
Net Assets	$ 4,032,347
Shares of beneficial interest outstanding	247,685
Net asset value (Net Assets ÷ Shares Outstanding) and offering price per share (a)	$ 16.28

(a)	The fund will impose a 1.50% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b)

For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within 18 months of purchase, where the maximum sales charge of 5.75% is waived at the time of purchase.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2012

INVESTMENT INCOME
Dividends	$ 44,119
Interest	3,680
TOTAL INVESTMENT INCOME	47,799

EXPENSES
Investment advisory fees	86,758
Distribution (12b-1) fees - Class A	8,673
Distribution (12b-1) fees - Class C	1,195
Registration fees	45,210
Administration fees	41,085
Legal fees	39,696
Interest expense	37,410
Fund accounting fees	35,224
Dividends on securities sold short	42,447
Transfer agent fees	30,232
Printing expenses	19,002
Audit fees	15,544
Chief compliance officer fees	14,040
Custody fees	6,014
Trustees' fees	5,517
Other expenses	10,307
TOTAL EXPENSES	438,354

Fees waived/reimbursed by the Advisor	(209,001)

NET EXPENSES	229,353
NET INVESTMENT LOSS	(181,554)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(642,522)
Securities sold short	143,334
(499,188)
Net change in unrealized appreciation (depreciation) on:
Investments	(722,421)
Securities sold short	138,039
(584,382)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,083,570)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (1,265,124)

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2012

INVESTMENT INCOME
Dividends	$ 44,119
Interest	3,680
TOTAL INVESTMENT INCOME	47,799

EXPENSES
Investment advisory fees	86,758
Distribution (12b-1) fees - Class A	8,673
Distribution (12b-1) fees - Class C	1,195
Registration fees	45,210
Administration fees	41,085
Legal fees	39,696
Interest expense	37,410
Fund accounting fees	35,224
Dividends on securities sold short	42,447
Transfer agent fees	30,232
Printing expenses	19,002
Audit fees	15,544
Chief compliance officer fees	14,040
Custody fees	6,014
Trustees' fees	5,517
Other expenses	10,307
TOTAL EXPENSES	438,354

Fees waived/reimbursed by the Advisor	(209,001)

NET EXPENSES	229,353
NET INVESTMENT LOSS	(181,554)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(642,522)
Securities sold short	143,334
(499,188)
Net change in unrealized appreciation (depreciation) on:
Investments	(722,421)
Securities sold short	138,039
(584,382)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,083,570)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (1,265,124)

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2012	April 30, 2011
FROM OPERATIONS
Net investment loss	$ (181,554)	$ (223,437)
Net realized loss from investments and securities sold	(499,188)	(475,584)
short
Net change in unrealized appreciation (depreciation) on
investments and securities sold short	(584,382)	335,750
Net decrease in net assets resulting from operations	(1,265,124)	(363,271)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	-	(131,520)
Class C	-	(3,108)
Class I	-	(143,051)
Net decrease from distributions to shareholders	-	(277,679)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	575,559	3,879,364
Class C	18,720	155,366
Class I	3,271,400	2,708,290
Net asset value of shares issued in reinvestment distributions:
Class A	-	128,851
Class C	-	1,847
Class I	-	142,869
Payments for shares redeemed:
Class A	(6,617,543)	(2,906,404)
Class C	(128,238)	(119,196)
Class I	(5,325,175)	(4,319,006)
Net decrease in net assets from shares of beneficial interest	(8,205,277)	(328,019)

TOTAL DECREASE IN NET ASSETS	(9,470,401)	(968,969)

NET ASSETS
Beginning of Year	14,182,359	15,151,328
End of Year	$ 4,711,958	$ 14,182,359
*Includes accumulated net investment loss of:	$ (31,725)	$ -

SHARE ACTIVITY
Class A:
Shares Sold	34,709	222,187
Shares Reinvested	-	7,504
Shares Redeemed	(409,138)	(168,512)
Net increase (decrease) in shares of beneficial interest outstanding	(374,429)	61,179

Class C:
Shares Sold	1,180	9,193
Shares Reinvested	-	109
Shares Redeemed	(7,974)	(6,896)
Net increase (decrease) in shares of beneficial interest outstanding	(6,794)	2,406

Class I:
Shares Sold	199,438	155,315
Shares Reinvested	-	8,287
Shares Redeemed	(330,330)	(247,281)
Net decrease in shares of beneficial interest outstanding	(130,892)	(83,679)

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A

		For the	For the		For the
		Year Ended	Year Ended		Period Ended
		April 30, 2012	April 30, 2011		April 30, 2010 (1)
Net asset value, beginning of period		$ 17.65	$ 18.41		$ 17.71

Activity from investment operations:
	Net investment loss (2)	(0.47)	(0.31)		(0.31)
	Net realized and unrealized gain
	on investments	(1.02)	0.00	**	1.32
Total from investment operations		(1.49)	(0.31)		1.01

Less distributions from:
	Net investment income	-	-		-
	Net realized gains	-	(0.45)		(0.31)
Total distributions		-	(0.45)		(0.31)

Net asset value, end of period		$ 16.16	$ 17.65		$ 18.41

Total return (3)		(8.44)%	(1.62)%		5.71%	(4)

Net assets, at end of period (000's)		$ 624	$ 7,291		$ 6,479

Ratio of gross expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (5,6,7)	6.25%	4.14%		4.21%	(8)
Ratio of net expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (7,9)	3.40%	3.06%		2.39%	(8)
Ratio of net investment loss
	to average net assets (7)	(2.81)%	(1.85)%		(1.84)%	(8)

Portfolio Turnover Rate		552%	469%		287%	(4)

(1)	The PTA Comprehensive Alternatives Fund's Class A shares commenced operations on May 29, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)

Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as follows: 5.08% for the year ended April 30, 2012, 3.12% for the year ended April 30, 2011 and 3.57% for the period ended April 30, 2010.

(7)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.
(9)

Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been as follows: 2.23% for the year ended April 30, 2012, 2.05% for the year ended April 30, 2011 and 1.75% for the period ended April 30, 2010.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class C

		For the	For the		For the
		Year Ended	Year Ended		Period Ended
		April 30, 2012	April 30, 2011		April 30, 2010 (1)
Net asset value, beginning of period		$ 17.39	$ 18.28		$ 17.71

Activity from investment operations:
	Net investment loss (2)	(0.59)	(0.44)		(0.44)
	Net realized and unrealized gain
	(loss) on investments	(1.00)	0.00	**	1.32
Total from investment operations		(1.59)	(0.44)		0.88

Less distributions from:
	Net investment income	-	-		-
	Net realized gains	-	(0.45)		(0.31)
Total distributions		-	(0.45)		(0.31)

Net asset value, end of period		$ 15.80	$ 17.39		$ 18.28

Total return (3)		(9.14)%	(2.35)%		4.97%	(4)

Net assets, at end of period (000's)		$ 55	$ 179		$ 144

Ratio of gross expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (5,6,7)	7.81%	4.80%		5.23%	(8)
Ratio of net expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (7,9)	4.15%	3.72%		3.19%	(8)
Ratio of net investment loss
	to average net assets (7)	(3.64)%	(2.51)%		(2.60)%	(8)

Portfolio Turnover Rate		552%	469%		287%	(4)

(1)	The PTA Comprehensive Alternatives Fund's Class C shares commenced operations on May 29, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)

Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as follows: 6.64% for the year ended April 30, 2012, 3.92% for the year ended April 30, 2011 and 4.54% for the period ended April 30, 2010.

(7)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.
(9)

Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been as follows: 2.98% for the year ended April 30, 2012, 2.80% for the year ended April 30, 2011 and 2.50% for the period ended April 30, 2010.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class I

		For the	For the		For the
		Year Ended	Year Ended		Period Ended
		April 30, 2012	April 30, 2011		April 30, 2010 (1)
Net asset value, beginning of period		$ 17.73	$ 18.45		$ 17.71

Activity from investment operations:
	Net investment loss (2)	(0.41)	(0.27)		(0.27)
	Net realized and unrealized gain
	on investments	(1.04)	0.00	**	1.32
Total from investment operations		(1.45)	(0.27)		1.05

Less distributions from:
	Net investment income	-	-		-
	Net realized gains	-	(0.45)		(0.31)
Total distributions		-	(0.45)		(0.31)

Net asset value, end of period		$ 16.28	$ 17.73		$ 18.45

Total return (3)		(8.18)%	(1.40)%		5.94%	(4)

Net assets, at end of period (000's)		$ 4,032	$ 6,713		$ 8,528

Ratio of gross expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (5,6,7)	6.39%	3.59%		4.22%	(8)
Ratio of net expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (7,9)	3.15%	2.54%		2.08%	(8)
Ratio of net investment loss
	to average net assets (7)	(2.46)%	(1.56)%		(1.58)%	(8)

Portfolio Turnover Rate		552%	469%		287%	(4)

(1)	The PTA Comprehensive Alternatives Fund's Class I shares commenced operations on May 29, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)

Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as follows: 5.22% for the year ended April 30, 2012, 2.84% for the year ended April 30, 2011 and 3.64% for the period ended April 30, 2010.

(7)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Annualized.
(9)

Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been as follows: 1.98% for the year ended April 30, 2012, 1.80% for the year ended April 30, 2011 and 1.50% for the period ended April 30, 2010.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2012

1. ORGANIZATION

The PTA Comprehensive Alternatives Fund (the “Fund”), formerly known as the Long-Short Fund and the Bull Path Long-Short Fund, is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund seeks to provide long-term capital appreciation.

The Fund currently offers three classes of shares; Class A, Class C and Class I shares.  Class C and Class I shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

On May 29, 2009, the Fund received in-kind capital contributions of securities and cash valued at $1,061,389 in exchange for 59,932 shares.  For federal income tax purposes, the transaction was non-taxable to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of April 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 144,373	$ -	$ -	$ 144,373
Exchange Traded Funds	391,538	-	-	391,538
Convertible Notes	-	872,221	-	872,221
Preferred Stocks	-	557,005	-	557,005
Short-Term Investments	4,613,495	-	-	4,613,495
Total	$ 5,149,406	$ 1,429,226	$ -	$ 6,578,632
Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$ 969,547	$ -	$ -	$ 969,547
Total	$ 969,547	$ -	$ -	$ 969,547

*Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period.  It is the Fund’s policy to consider transfers into or out of Level 1 or Level 2 as of the end of the reporting period.  There were no transfers into or out of Level 1 and 2 during the current period presented.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size.  Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2010-2011 or expected to be taken in the Fund’s 2012 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $19,304,340 and $22,786,814, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Effective August 15, 2011, Preservation Trust Advisors (the “Advisor”) became the investment advisor to the Fund.  Prior to August 15, 2011, Bull Path Capital Management, LLC was the investment advisor to the Fund (the “Former Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets.  For the period August 15, 2011 to April 30, 2012, the Fund incurred $36,665 of advisory fees payable to the Advisor.  Prior to August 15, 2011, as compensation for its services and the related expenses borne by the Former Advisor, the Fund paid the Former Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets.  For the period May 1, 2011 to August 15, 2011, the Fund incurred $50,093 of advisory fees payable to the Former Advisor.  The Advisor manages a portion of the Fund’s portfolio directly and allocates the remaining balance of the

Fund’s assets to the Fund’s sub-advisor.  The Fund’s sub-advisor is SSI Investment Management.  The Advisor pays the sub-advisor a portion of its advisory fee.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 2.23%, 2.98% and 1.98% per annum of the Fund’s average daily net assets for the Class A, Class C and Class I shares, respectively. During the period August 15, 2011 to April 30, 2012 the Advisor waived fees totaling $33,983 and reimbursed fees totaling $142,603.  Prior to August 15, 2011, the Former Advisor agreed to waive a portion of its advisory fee and agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) did not exceed 2.23%, 2.98% and 1.98% per annum of the Fund’s average daily net assets for the Class A, Class C and Class I shares, respectively.  During the period May 1, 2011 to August 15, 2011, the Former Advisor waived fees totaling $32,415.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Class A, Class C and Class I shares are subsequently less than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed their respective expense limitation.  If Fund Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed their respective expense limitation per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2012 there was $176,586 of fee waiver reimbursements subject to recapture by April 30, 2015.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended April 30, 2012, pursuant to the Plan, the Class A Shares paid $8,673 and the Class C Shares paid $1,195.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

Trustees - Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the Investment Company Act of 1940.  As of April 30, 2012, American Enterprise Investment Services held 55.26% and 46.67% of the Fund’s Class A and Class C shares respectively and LPL Financial held 38.45% and 74.00% of the Fund’s Class C and Class I shares respectively.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2012	April 30, 2011
Ordinary Income	$ -	$ 277,679

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital	Unrealized	Total
Ordinary	Long-Term	and Late	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (31,725)	$ (1,056,128)	$ (31,453)	$ (1,119,306)

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $31,725.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At April 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-term	Long-term	Total	Expiration
$ 497,895	$ -	$ 497,895	4/30/2019
530,026	28,207	558,233	Non-expiring
$ 1,027,921	$ 28,207	$ 1,056,128

Permanent book and tax differences primarily attributable to net operating losses and distributions in excess, resulted in reclassification for the period ended April 30, 2012 as follows: a decrease in paid in capital of $148,245 and a decrease in accumulated net investment loss of $149,829 and an increase in accumulated net realized loss from security transactions of $1,584.

7.   NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2012

8.  UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objective by investing a portion of assets in the AIM TFIT – Tax-Free Cash Reserve Portfolio, a registered open-end fund incorporated in the USA. The Fund may redeem its investment from the AIM TFIT – Tax-Free Cash Reserve Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the AIM TFIT – Tax-Free Cash Reserve Portfolio.  The financial statements of the AIM TFIT – Tax-Free Cash Reserve Portfolio, including the portfolio of investments, can be found at Invesco’s website www.invesco.com or the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of April 30, 2012, the percentage of the Fund’s net assets invested in the AIM TFIT – Tax-Free Cash Reserve Portfolio was 25.4%.

9.   PROXY VOTE (Unaudited)

At a Special Meeting of Shareholders of The Long-Short Fund, held at the offices of Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788, on October 24, 2011, shareholders of record at the close of business on September 19, 2011 voted to approve the following proposals:

Proposal 1: To approve a new Management Agreement with Preservation Trust Advisors, LLC ("PTA").  No fee increase is proposed.

Shares Voted In Favor

Shares Voted Against or Abstentions

95,889

21,833

Proposal 2: To approve reliance upon an order (if granted) from the Securities and Exchange Commission exempting the Trust and PTA from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit PTA to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with the approval of the Board of Trustees, but without the approval of shareholders.

Shares Voted In Favor

Shares Voted Against or Abstentions

93,185

24,537

10.    SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On May 31, 2012 The Advisor allocated a portion of the Fund’s assets to Coe Capital Management, LLC, who will serve as an additional sub-advisor to the Fund.  The Advisor pays the sub-advisor a portion of its advisory fee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

PTA Comprehensive Alternatives Fund (formerly known as The Long-Short Fund)

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PTA Comprehensive Alternatives Fund (the “Fund”), a series of Northern Lights Fund Trust, as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PTA Comprehensive Alternatives Fund as of April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

June 29, 2012

Approval of Advisory Agreement – PTA Comprehensive Alternatives Fund

At an in-person meeting of the Board of Trustees on June 24, 2011, the Board, including the Independent Trustees, deliberated as to whether to approve the Management Agreement with PTA.  In their consideration of the proposed Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Management Agreement included the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of PTA regarding the investment experience of the proposed portfolio manager for the Fund, as well as the investment experience of the officers and support staff of PTA.  The representatives also discussed expanding the alternative investment strategies of the Fund beyond a long-short strategy as well as PTA's qualification to manage such strategies.  The Trustees discussed the extent of PTA's research capabilities and the experience of its asset management personnel.  The Trustees noted that PTA has adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of a Fund's investment policies and limitations, as well as federal securities laws.  The Trustees concluded that PTA has the ability to provide a level of service consistent with the Board's expectations.

Performance.  Because PTA had not yet commenced managing the Fund, the Trustees could not consider the Fund's investment performance.  However, the Board, including the Independent Trustees, considered the past performance of Cogo Wolf Asset Management, LLC ("Cogo Wolf"), which shares key personnel with PTA, including the portfolio manager  The Trustees reviewed the performance of a private fund, with an investment strategy substantially similar to that of the Fund, for which Cogo Wolf serves as investment adviser.  The Trustees concluded that the prior performance information was helpful, but not directly comparable to the Fund.  Based upon the totality of investment experience of PTA and its key employees, the Board concluded that PTA has the potential to deliver favorable performance.

Fees and Expenses.  The Board noted that PTA would charge a 1.25% annual advisory fee based on the average net assets of the Fund, the same as the fee paid to the previous adviser.  The Trustees concluded that the Fund's advisory fee and expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by funds in a long-short strategy group.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any economies of scale.  It was noted that because of the Fund's size, economies of scale were unlikely to be realized in the near future and were not a relevant consideration. After discussion, the Trustees stated that the officers will monitor the Fund's asset level, and, if economies of scale become a relevant consideration, they would re-evaluate the Fund's advisory fee when the Management Agreement is considered for renewal.

Profitability.  The Board considered the anticipated profits to be realized by PTA in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits realized by PTA from other activities related to the Fund. The Trustees noted that PTA has agreed to waive part or all of its management fees and reimburse the Fund for expenses to limit the amount of the Fund's normal operating expenses (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) such that they will not exceed 1.98% for Class I shares, 2.98% for Class C shares and 2.23% for Class A shares.  The Board noted that because of that agreement and the Fund's size, any profits earned by PTA were expected to be reasonable.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Management Agreement and concluded that the advisory fees are reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

SUBSEQUENT EVENTS NOTE

At a Special Meeting of Shareholders of The Long-Short Fund, held at the offices of Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788, on October 24, 2011, shareholders of record at the close of business on September 19, 2011 voted to approve the following proposals:

Proposal 1: To approve a new Management Agreement with Preservation Trust Advisors, LLC ("PTA").  No fee increase is proposed.

Shares Voted In Favor

Shares Voted Against or Abstentions

95,889

21,833

Proposal 2: To approve reliance upon an order (if granted) from the Securities and Exchange Commission exempting the Trust and PTA from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit PTA to enter into new sub-advisory agreements, or to amend the terms of existing sub-advisory agreements, with the approval of the Board of Trustees, but without the approval of shareholders.

Shares Voted In Favor

Shares Voted Against or Abstentions

93,185

24,537

PTA COMPREHENSIVE ALTERNATIVES FUND

EXPENSE EXAMPLES

April 30, 2012 (Unaudited)

As a shareholder of PTA Comprehensive Alternatives Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in The Long-Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on PTA Comprehensive Alternatives Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Fund’s Annualized Expense Ratio		Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During Period*	Ending Account Value 4/30/12	Expenses Paid During Period*
PTA Comprehensive Alternatives Fund
Class I	3.21%	$1,000.00	$988..50	$15.87	$1,008.90	$16.03
Class A	3.46%	$1,000.00	$987.20	$17.10	$1,007.66	$17.27
Class C	4.21%	$1,000.00	$983.20	$20.76	$1,003.93	$20.98

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

 PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	98

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (since  2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	98	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

April 30, 2012

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen Born in 1972	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Adviser Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and GemCom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-899-2726.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-899-2726 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-899-2726.

INVESTMENT ADVISOR

Preservation Trust Advisors

One Embarcadero Center, Suite 1140

San Francisco, CA 94111

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL

Thompson Hine, LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

       2011 - $13,500

2012 - $13,500

(b)

Audit-Related Fees

       2011 - None

2012 - None

(c)

Tax Fees

             2011 - $2,500

2012 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

       2011 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $2,500

2012 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/9/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/9/12